UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 13, 2006
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                         0-32637                  42-1039071
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
            (Former Name, Former Address and Former Fiscal Year,
                          if Changed Since Last Report)


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Item 4.01 Changes in Registrant's Certifying Accountant.

Item 4.01(a) - former independent registered public accounting firm

On February 8, 2006, Ames National Corporation ("Company") determined that, effective after its completion of the audit for the fiscal year ended December 31, 2005, Clifton Gunderson LLP ("CG") will serve as the independent auditors of the Company and McGladrey & Pullen, LLP ("M&P") will be dismissed. This action was recommended and approved by the Company's Audit Committee and the Board of Directors.

During the Company's two fiscal years ended December 31, 2005, and during the subsequent period through February 8, 2006, there was no disagreement between the Company and M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to M&P's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on Company's consolidated financial statements.

The audit reports of M&P on the consolidated financial statements of the Company as of and for the two years ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided M&P with a copy of the foregoing disclosures.  Attached, as
Exhibit 16, is a copy of M&P's letter, dated February 13, 2006, stating its agreement with such statements.

Item 4.01(b) - new independent registered public accounting firm

On February 8, 2006, Ames National Corporation ("Company") determined that, effective after its completion of the audit for the fiscal year ended December 31, 2005, Clifton Gunderson LLP ("CG") will serve as the independent auditors of the Company for the year ending December 31, 2006.

The Company did not consult with CG during the two years ended December 31, 2005, and through February 8, 2006, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advice was provided that CG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 8.01 Other Events

On February 13, 2006, Ames National Corporation issued a News Release announcing an increase in the dividend from $0.25 per share to $0.26 per share payable May 15, 2006 to shareholders of record May 1, 2006. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

9(c) Exhibits

     Exhibit 16:    Letter from Company's prior independent accountants.

     Exhibit 99.1:  News Release dated February 13, 2006

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMES NATIONAL CORPORATION


Date:  February 13, 2006                      By:   /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)



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                                  EXHIBIT INDEX


         Exhibit No.       Description

                16         Letter from Company's prior independent accountants.


                99.1       News Release dated February 13, 2006








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